EXHIBIT 10.3


                    ENGLISH TRANSLATION - EXECUTED IN FRENCH

                   PROMISE OF ENTERING INTO LICENSE AGREEMENT

PURPOSE: To form a joint venture company that will enter into an exclusive license agreement for the manufacturing and distribution of Antik Denim, Taverniti So Jeans and Yanuk brand apparel and accessories.

PARTIES: Blue Holdings, Inc. ("Licensor" and 50% owner of Newco) Global Fashion Group, SA (50% member of Newco)
            Newco ("Licensee")

PRODUCTS:         Apparel and accessories and shall be specified and approved by
                  Licensor.

RIGHT  OF FIRST  REFUSAL:  Newco  shall  have the  right  of  first  refusal  to incorporate into this agreement any new brands that Licensor shall launch during the Term of this agreement.

TERRITORY:                 See Exhibit A

TERM:                      Two Years

RENEWAL OPTION:  Automatic 3 Year Renewal Term if Licensee  achieves its minimum net sales and no events of breach exist or have existed that remain uncured

SIGNING BONUS:   Global Fashion, in  consideration of execution of the Letter of
                 Intent, has paid to Blue Holdings (euro) 200,000

ROYALTIES:                 15% of Net Sales

MINIMUM GUARANTEED
ROYALTIES:                 2006 - (euro)   400,000
                           2007 - (euro) 1,000,000

                           2008 - (euro) 3,000,000
                           2009 - (euro) 4,000,000
                           2010 - (euro) 5,000,000

NON-COMPETITION:  Neither  Global  Fashion  nor  Licensee  shall  engage  in any activities competitive with the Products during the Term of this agreement.

PURCHASE OPTION:  At the end of 2007,  Licensor shall have an option to purchase the interest of Global Fashion in Newco. The value shall be determined by the parties.


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Blue Holdings, Inc.                            Global Fashion Group, SA


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By:                                            By:
Its:                                           Its:


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                                   EXHIBIT "A"




France
Italy
U.K.
Spain
Portugal
Andorra
Belgium
Netherlands
Luxemburg
Russia
Greece
Sweden
Germany
Norway
Denmark
Finland
Austria
Switzerland
Bulgaria
Croatia
Poland
Hungary
Lebanon
Turkey
Israel
Kuwait
E.AU.